UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  November 12, 2007

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK		10504
(Address of principal executive offices)		(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     (Other Events)

On November 12, 2007, IBM and Cognos announced that the two companies have entered into a definitive agreement for IBM to acquire Cognos.  The press release is Attachment I of this Form 8K.  Attachment II contains information about this transaction that is being posted on IBM’s Investor Relations website (www.ibm.com/investor/).

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 13, 2007

	By:	/s/ Andrew Bonzani
Andrew Bonzani Vice President,
Assistant General
Counsel &
Assistant Secretary

ATTACHMENT I

IBM to Acquire Cognos to Accelerate Information on Demand Business Initiative

ARMONK, NY and OTTAWA, November 12, 2007—IBM (NYSE: IBM) and Cognos® (NASDAQ: COGN) (TSX: CSN) today announced that the two companies have entered into a definitive agreement for IBM to acquire Cognos, a publicly-held company based in Ottawa, Ontario, Canada, in an all-cash transaction at a price of approximately $5 billion USD or $58 USD per share, with a net transaction value of $4.9 billion USD. The acquisition is subject to Cognos shareholder approval, regulatory approvals and other customary closing conditions. It is expected to close in the first quarter of 2008.

The acquisition of Cognos supports IBM’s Information on Demand strategy, a cross-company initiative announced on February 16, 2006 that combines IBM’s strength in information integration, content and data management and business consulting services to unlock the business value of information.  Integrating Cognos, the 23rd IBM acquisition in support of its Information on Demand strategy, will enable new business insights to be delivered to a broader set of people across an organization, beyond the traditional users of business intelligence.

IBM said the acquisition fits squarely within both its acquisition strategy and capital allocation model, and that it will contribute to the achievement of the company’s objective for earnings-per-share growth through 2010.

“Customers are demanding complete solutions, not piece parts, to enable real-time decision making,” said Steve Mills, senior vice president and group executive, IBM Software Group.  “IBM has been providing Business Intelligence solutions for decades. Our broad set of capabilities — from data warehousing to information integration and analytics — together with Cognos, position us well for the changing Business Intelligence and Performance Management industry.  We chose Cognos because of its industry-leading technology that is based on open standards, which complements IBM’s Service Oriented Architecture strategy.”

Together, IBM and Cognos will become the leading provider of technology and services for Business Intelligence (BI) and Performance Management, delivering the industry’s most complete, open standards-based platform with the broadest range of expertise to help companies expand the value of their information, optimize their business processes and maximize performance across their enterprises.

The acquisition of Cognos accelerates IBM’s global Information on Demand initiative to unlock the business value of information for our customers.  IBM will provide broader reach for Cognos solutions across multiple industries and geographies with a more complete set of offerings, including consulting services, hardware, and other middleware software.

Cognos provides the only complete BI and performance management platform, fully integrated on an open-standards-based service oriented architecture (SOA), and has a strong history of supporting heterogeneous application environments, consistent with IBM’s approach.  With Cognos, customers can turn data into actionable insight for coordinated, information-driven decision-making to improve overall performance.  Cognos will also extend IBM’s reach further into the CFO office with powerful financial planning and consolidation capabilities.

“This is an exciting combination for our customers, partners, and employees. It provides us with the ability to expand our vision as the leading BI and Performance Management provider,” said Rob Ashe, president and chief executive officer, Cognos.  “IBM is a perfect complement to our strategy, with minimal overlap in products, a broad range of technology synergies, and the resources, reach, and world-class services to accelerate this vision. Furthermore, this combination allows Cognos customers to leverage a broader set of solutions from IBM to advance their information management driven initiatives.”

Together, IBM and Cognos will expand IBM’s ability to provide customers with the right information they need when they need it, to optimize operational performance, and to quickly respond to changing market demands.  The combination of IBM’s information management technology and Cognos will also help organizations discover new ways to use trusted information spread across their enterprises to identify new business opportunities and significantly reduce the expense and time required to address industry-specific business challenges.

Following completion of the acquisition, IBM intends to integrate Cognos as a group within IBM’s Information Management Software division, focused on Business Intelligence and Performance Management. IBM also will appoint current Cognos President and CEO, Rob Ashe, to lead the group, reporting directly to General Manager, Ambuj Goyal.

Cognos has approximately 4,000 employees worldwide and serves more than 25,000 customers.  IBM and Cognos have partnered for more than 15 years, with extensive technical integrations and eight pre-integrated joint solutions already supporting many joint customers, such as New York City Police Department, Blue Cross and Blue Shield of Tennessee, Canadian Tire, MetLife, and Bayer UK.

Other strategic acquisitions in support of IBM’s Information on Demand initiative include Princeton Softech (data archiving and compliance), FileNet (enterprise content management), Ascential Software (information integration), DataMirror (changed data capture), SRD (entity analytics), Trigo (product information management), DWL (customer information management) and Alphablox (analytics).

More information on IBM’s acquisition of Cognos is available on IBM’s investor Web site at: http://www.ibm.com/investor/viewpoint/ircorner/2007/07-11-12-1.phtml.

About IBM

For more information about IBM’s Information on Demand strategy, go to: http://www.ibm.com/software/data/information-on-demand/.  Additional details about the combination of IBM and Cognos are available at: http://www.ibm.com/software/data/info/cognos

About Cognos

For more information, visit the Cognos Web site at: http://www.cognos.com/

#              #              #

Information About the Transaction

The transaction will be completed through a plan of arrangement, which will require the approval of shareholders representing two thirds of the shares cast. Shareholders will be asked to vote on the transaction at a special meeting, the details of which will be announced in due course.

The transaction has been unanimously approved by the board of directors of Cognos following delivery of a fairness opinion, which will be included in a proxy circular to be prepared and mailed to Cognos shareholders over the coming weeks providing shareholders with important information about the transaction. A material change report, which provides more details on the transaction, will be filed with the Canadian provincial securities regulatory authorities and with the U.S. Securities and Exchange Commission and will be available at www.sedar.com and at www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed transaction between IBM and Cognos, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding IBM and Cognos’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 and forward-looking information within the meaning of Section 138.4(9) of the Ontario Securities Act (collectively, forward-looking statements).  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements.  A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of shareholder approval, court approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate Cognos’s operations into those of IBM; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Cognos may be difficult; IBM and Cognos are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; the volatility of the international marketplace; and the other factors described in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and in its most recent quarterly report filed with the SEC, and Cognos’s Annual Report on Form 10-K for the fiscal year ended February 28, 2007 and in its most recent quarterly report filed with the SEC.  IBM and Cognos assume no obligation to update the information in this communication, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Cognos by IBM. In connection with the proposed acquisition, Cognos intends to file relevant materials with the SEC, including Cognos’s proxy circular. SHAREHOLDERS OF COGNOS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING COGNOS’S PROXY CIRCULAR, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Cognos shareholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Cognos. Such documents are not currently available.

Participants in Solicitation

IBM and its directors and executive officers, and Cognos and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Cognos common shares in respect of the proposed transaction. Information about the directors and executive officers of IBM is set forth in the proxy statement for IBM’s 2007 Annual Meeting of Stockholders, which was filed with the SEC on April 2, 2007. Information about the directors and executive officers of Cognos is set forth in the proxy statement for Cognos’s 2007 Annual and Special Meeting of Shareholders, which was filed with the SEC on May 24, 2007. Investors may obtain additional information regarding the interest of such participants by reading the proxy circular regarding the acquisition when it becomes available.

ATTACHMENT II

November 12, 2007

IBM to Acquire Cognos

On November 12, 2007, IBM announced its intent to acquire Cognos.  A copy of the announcement press release is available at http://www-03.ibm.com/press/us/en/pressrelease/22572.wss ..

The acquisition of Cognos is:

•                  consistent with IBM’s acquisition strategy

•                  an effective use of IBM’s capital, and

•                  an important step to delivering IBM’s 2010 earnings per share roadmap.

Cognos is a leader in Business Intelligence and Performance Management

Cognos is a recognized industry leader in enterprise business intelligence (BI) and performance management solutions.  Cognos provides a complete platform for business intelligence and performance management, leveraging Service Oriented Architecture (SOA) to deliver greater flexibility.  Cognos is the only software provider to have transformed its entire range of business intelligence and performance management capabilities into a single, integrated, open standards-based platform.

The acquisition of Cognos fits squarely within IBM’s acquisition strategy — with complementary “product-like” capabilities in high growth segments that are scalable, and leverage IBM’s global infrastructure.

In IBM’s Investor Briefing in May 2007, IBM identified Information on Demand as a key growth initiative, and Cognos extends IBM’s business intelligence capabilities to enhance IBM’s Information on Demand value proposition.  Based on several industry surveys, BI is a top IT priority for customers, and is increasingly viewed by CIOs as a strategic component of middleware.  According to IDC, the Business Intelligence Tools software market will be a $7.8 billion opportunity in 2008, growing at almost 12% per year.  The overall market opportunity for BI software and services is expected to be $30.6 billion in 2008.

IBM /Cognos Combination

The portfolios of IBM and Cognos are complementary

The combination of IBM and Cognos makes IBM the premier provider across the business intelligence stack, with each party contributing best in class capabilities:

IBM:	Database and Middleware/Integration Components
Cognos:	Business Intelligence Tools and Performance Management Software

There is effectively no overlap in products and technology between IBM and Cognos, and Cognos provides significant technology synergies, including leading support for Service Oriented Architecture (SOA).  IBM will now offer the most comprehensive information infrastructure for business intelligence and performance management.  This end-to-end solution extends IBM’s ability to capitalize on growth opportunities.

The companies also have an alignment of philosophy around open standards.  Cognos has a strong history of supporting heterogeneous application environments, and has the support of a broad-based ecosystem of Independent Software Vendors, with over 3,000 partners.

Drivers of Revenue Synergies

IBM has a successful track record of integrating companies, and the long-standing partnership between IBM and Cognos provides a solid base for delivering these revenue synergies.

There is substantial business opportunity to cross-sell IBM’s products into Cognos’ accounts, particularly in the consumer packaged goods, pharmaceuticals, government and education industries.

Leveraging IBM’s global infrastructure will accelerate delivery of Cognos solutions, especially in Asia and emerging countries.

In addition, business intelligence and performance management creates an opportunity to provide an integrated set of offerings including IBM services, hardware, and other middleware software.

Transaction Details and Financial Implications

IBM and Cognos have entered into a definitive agreement for IBM to acquire Cognos in an all cash transaction of approximately $5 billion, or $58 per share.  The net transaction value is $4.9 billion.  Approximately half of IBM’s investment in Cognos will come from the U.S., and half from outside of the U.S.

This transaction is subject to Cognos shareholder approval, and certain regulatory clearances and other customary closing conditions.  The transaction will be completed as soon as is practical, with a target closing of first quarter 2008.

After closing, Cognos will be integrated into IBM’s Information Management business and results reported in the Software segment.  As of the last quarter, Cognos’ trailing twelve month revenue was approximately one billion dollars.  With a closing date in the first quarter, the acquisition is expected to add over one point of growth to IBM’s total revenue in 2008.

Including the opportunity cost of foregone interest income, IBM expects this transaction to be minimally dilutive to earnings in 2008, and accretive in 2009.  On a cash basis, the acquisition is expected to be accretive in 2008.  IBM will provide commentary on its 2008 earnings expectations in its fourth quarter 2007 earnings webcast in January.

Capital allocation model contributes to 2010 earnings per share roadmap

In the last 3 years, IBM generated approximately $15 billion of cash from operations per year, and ended the third quarter of 2007 with cash of $13.8 billion.  IBM’s capital allocation model — and achievement of IBM’s 2010 earnings per share roadmap — is based on continued investment in the business through capital expenditures and acquisitions.  In addition, IBM will continue to return value to shareholders through a combination of share repurchase and dividends.

This acquisition fits within the parameters of the capital allocation model for 2007 and 2008, and is contained within the acquisition spending assumed in the 2010 roadmap.

The acquisition of Cognos demonstrates IBM’s continued commitment to its business model and its 2010 earnings per share roadmap.

Supplemental Information

Strategy:  This is larger than recent acquisitions — is this a change to your strategy?

Our strategy is to invest in capabilities that have certain characteristics, including:    intellectual property based, highly scalable, able to leverage our global infrastructure, and in growth areas.  The acquisition of Cognos matches these characteristics.  With Cognos, we saw a unique opportunity to acquire a core asset in an important adjacent space.

IBM invested $4.8 billion on acquisitions in 2006, and less than $1 billion in the first three quarters of 2007.  The acquisition of Cognos is consistent with our overall capital allocation model for 2007 and 2008, and contained within the acquisition spending assumed to deliver the 2010 roadmap.

Capital:  Is this an effective use of your cash — why not use it for share repurchase?

We have had a robust share repurchase program, spending $94 billion since 1995, and it continues to be an important contributor to our 2010 roadmap.  In 2007, including our $12.5 billion accelerated share repurchase, we have spent $18 billion year-to-date.

Consistent with the performance of our acquisitions over the last few years, the acquisition of Cognos is expected to deliver returns well in excess of our cost of capital.  So we estimate that this acquisition, even before services and hardware synergies, provides superior cash flow per share when compared to a $5 billion share repurchase.  While the cash per share benefit is effectively equal in 2008, we expect the benefit from the acquisition to increase significantly over time.

2010 Roadmap:  How is this consistent with your 2010 roadmap?

The roadmap will be delivered through a combination of several elements, including IBM’s growth initiatives and acquisitions.  The acquisition of Cognos is consistent with the 2010 roadmap, as we expect it to be accretive to earnings in 2009, and contribute to earnings per share growth in 2010.

Additional information on IBM’s acquisition strategy and performance is available in an article posted to IBM’s investor website in March 2007, http://www.ibm.com/investor/viewpoint/ircorner/2007/07-03-02-1.phtml.